Exhibit 99.1

Ispire Technology Inc. Announces Stock Repurchase Program

Los Angeles, January 22, 2025 – Ispire Technology Inc. (“Ispire” or the “Company”) (NASDAQ: ISPR), an innovator in vaping technology and precision dosing, today announced that its Board of Directors has approved a stock repurchase program authorizing Ispire to repurchase up to $10 million of its common stock over the next 24 months.

“Our share repurchase authorization reflects the confidence we have in the growth of our overall business as well as the development of the strategic investments we have made to position the Company for future success,” said Michael Wang, Co-Chief Executive Officer. “The progress we have made in expanding our margins is allowing us to begin returning capital to shareholders. Given the current capital markets environment, we believe starting our share repurchase program now is an excellent opportunity to buy our common stock at a significant discount to their intrinsic value and represents an attractive investment to potential shareholders.”

Under the share repurchase program, the Company may repurchase shares of its common stock from time to time in open market transactions and may also repurchase shares in accelerated share buyback programs, tender offers, privately negotiated transactions or by other means. Repurchases may also be made under a Rule 10b5-1 trading plan. The timing and amount of repurchase transactions will be determined by the Company’s board of directors, based on its evaluation of market conditions, share price, legal requirements and other factors. The program does not have a set expiration date and may be suspended, modified or discontinued at any time without prior notice.

About Ispire Technology Inc.

Ispire is engaged in the research and development, design, commercialization, sales, marketing and distribution of branded e-cigarettes and cannabis vaping products. The Company’s operating subsidiaries own or license more than 400 patents worldwide. Ispire’s branded e-cigarette products are marketed under the Aspire name and are sold worldwide (except in the U.S., People’s Republic of China and Russia) primarily through its global distribution network. The Company also engages in original design manufacture (ODM) relationships with e-cigarette brands and retailers worldwide. The Company’s cannabis products are marketed under the Ispire brand name primarily on an ODM basis to other cannabis vapor companies. Ispire sells its cannabis vaping hardware in the US, Europe and South Africa and it recently commenced marketing activities and customer engagement in Canada and Latin America. For more information, visit www.ispiretechnology.com or follow Ispire on Instagram, LinkedIn, Twitter and YouTube.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements include, but are not limited to, risks and uncertainties including those regarding: the Company’s ability to collect its accounts receivable in a timely manner, the Company’s business strategies, the ability of the Company to market to the Ispire ONE™, Ispire ONE’s success if meeting its goals, the ability of its customers to derive the anticipated benefits of the Ispire ONE™ and the success of their products on the markets; the Ispire ONE™ proving to be safe, and the risk and uncertainties described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note on Forward-Looking Statements” and the additional risk described in Ispire’s Annual Report on Form 10-K for the year ended June 30, 2023 and any subsequent filings which Ispire makes with the U.S. Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the press release relate only to events or information as of the date on which the statements are made in the press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

IR Contacts:

For more information, kindly contact:
Investor Relations
Sherry Zheng
718.213.7386
ir@ispiretechnology.com

KCSA Strategic Communications
Phil Carlson
212.896.1233
ispire@kcsa.com

PR Contact:

Ellen Mellody
570.209.2947
ispire@kcsa.com